SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 7, 2006
__________
THE TJX COMPANIES, INC.
(Exact name of Registrant as specified in charter)

DELAWARE	1-4908	04-2207613

(State or other jurisdiction of incorporation)	(Common File Number)	(I.R.S. employer identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000
Registrant’s Telephone Number (including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On March 7, 2006, The TJX Companies, Inc., or TJX, and Bernard Cammarata, Chairman and Acting Chief Executive Officer, Carol Meyrowitz, President, Arnold Barron, Senior Executive Vice President and Group President, and Donald Campbell, Chief Administrative and Business Development Officer, and Alexander Smith, Senior Executive Vice President and Group President, agreed to a 10% reduction in their respective base salaries, effective March 13, 2006, and entered into amendments to their respective employment agreements permitting such reductions. Copies of such amendments are filed as Exhibits 10.1 through 10.5.
ITEM 8.01 OTHER EVENTS
     On March 8, 2006, TJX issued a press release announcing a reduction in force at its headquarters and salary reductions of twelve of its most senior executives. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(C) EXHIBITS

Exhibit Number	Title
10.1	Amendment dated March 7, 2006 to the Employment Agreement dated as of June 3, 2003, as amended, between The TJX Companies, Inc. and Bernard Cammarata
10.2	Amendment dated March 7, 2006 to the Employment Agreement dated as of October 17, 2005 between The TJX Companies, Inc. and Carol Meyrowitz
10.3	Amendment dated March 7, 2006 to the Employment Agreement dated as of April 5, 2005, as amended, between The TJX Companies, Inc. and Arnold Barron
10.4	Amendment dated March 7, 2006 to the Employment Agreement dated as of April 5, 2005, as amended, between The TJX Companies, Inc. and Donald Campbell
10.5	Amendment dated March 7, 2006 to the Employment Agreement dated as of April 5, 2005, as amended, between The TJX Companies, Inc. and Alexander Smith
99.1	Press Release of The TJX Companies, Inc. issued on March 8, 2006 regarding a reduction in headquarters staff and salary reduction for senior executives.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial Officer

Dated: March 8, 2006

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment dated March 7, 2006 to the Employment Agreement dated as of June 3, 2003, as amended, between The TJX Companies, Inc. and Bernard Cammarata
10.2	Amendment dated March 7, 2006 to the Employment Agreement dated as of October 17, 2005 between The TJX Companies, Inc. and Carol Meyrowitz
10.3	Amendment dated March 7, 2006 to the Employment Agreement dated as of April 5, 2005, as amended, between The TJX Companies, Inc. and Arnold Barron
10.4	Amendment dated March 7, 2006 to the Employment Agreement dated as of April 5, 2005, as amended, between The TJX Companies, Inc. and Donald Campbell
10.5	Amendment dated March 7, 2006 to the Employment Agreement dated as of April 5, 2005, as amended, between The TJX Companies, Inc. and Alexander Smith
99.1	Press Release of The TJX Companies, Inc. issued on March 8, 2006 regarding a reduction in headquarters staff and reduction in salary for senior executives.